Exhibit 99.1

BriaCell to Investigate Alleged Illegal Trading of Public Securities

PHILADELPHIA, PA and VANCOUVER, British Columbia, January 23, 2023— BriaCell Therapeutics Corp. (Nasdaq: BCTX, BCTXW) (TSX: BCT) (“BriaCell” or the “Company”), a clinical-stage biotechnology company specializing in targeted immunotherapies for cancer, announced today that it has approved measures to address alleged illegal trading activity of its publicly traded securities. The Company believes that certain individuals and/or companies may have engaged in manipulative and/or suspected illegal trading practices that may have artificially depressed its share price. As a result, BriaCell is implementing a plan to address this issue which may include legal action.

BriaCell is working to build one of the leading immuno-oncology companies in the biotech sector with a singular focus on commercializing our novel immunotherapy approach for cancer patients. While our clinical team remains dedicated to developing these desperately needed therapies, the Company recognizes that recent milestones have been achieved with the support of loyal investors who are instrumental in the ongoing development of our assets. By taking action to protect the interests of our shareholders, we are also protecting the interests of the Company and the tens of thousands of cancer patients in need of effective treatment options. To this end, BriaCell is pursuing avenues to address alleged illegal activities carried out by various parties potentially working collusively with the intent of depressing the Company’s share price while undermining the interest of our shareholders.

About BriaCell Therapeutics Corp.

BriaCell is an immuno-oncology-focused biotechnology company developing targeted and effective approaches for the management of cancer. More information is available at https://briacell.com/.

Safe Harbor

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Examples of forward-looking statements in this news release include statements that the Company makes regarding the Company’s plans to address alleged illegal activities carried out by various parties potentially working collusively with the intent of depressing the Company’s share price which may include legal action. Forward-looking statements are based on BriaCell’s current expectations and are subject to inherent uncertainties, risks, and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully under the heading “Risks and Uncertainties” in the Company’s most recent Management’s Discussion and Analysis, under the heading “Risk Factors” in the Company’s most recent Annual Information Form, and under “Risks and Uncertainties” in the Company’s other filings with the Canadian securities regulatory authorities and the U.S. Securities and Exchange Commission, all of which are available under the Company’s profiles on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Forward-looking statements contained in this announcement are made as of this date, and BriaCell Therapeutics Corp. undertakes no duty to update such information except as required under applicable law.

Neither the Toronto Stock Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Toronto Stock Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact Information

Company Contact:

William V. Williams, MD

President & CEO

1-888-485-6340

info@briacell.com

Media Relations:

Jules Abraham

Director of Public Relations

CORE IR

917-885-7378

julesa@coreir.com

Investor Relations Contact:

CORE IR

investors@briacell.com